Exhibit 24
Power of Attorney
     Know all men by these presents that Ronald P. Badie constitutes and appoints C. Byron Snyder, David A. Miller and Curt L. Warnock and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of Integrated Electrical Services, Inc. for the fiscal year ended September 30, 2005, and any amendments thereto and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

December 21, 2005	/s/ Ronald P. Badie

Ronald P. Badie
Power of Attorney
     Know all men by these presents that Donald P. Hodel constitutes and appoints C. Byron Snyder, David A. Miller and Curt L. Warnock and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of Integrated Electrical Services, Inc. for the fiscal year ended September 30, 2005, and any amendments thereto and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

December 21, 2005	/s/ Donald P. Hodel

Donald P. Hodel
Power of Attorney
     Know all men by these presents that David A. Miller constitutes and appoints C. Byron Snyder, and Curt L. Warnock and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of Integrated Electrical Services, Inc. for the fiscal year ended September 30, 2005, and any amendments thereto and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

December 21, 2005	/s/ David A. Miller

David A. Miller
Power of Attorney
Know all men by these presents that Gregory H. Upham constitutes and appoints C. Byron Snyder, David A. Miller, and Curt L. Warnock and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of Integrated Electrical Services, Inc. for the fiscal year ended September 30, 2005, and any amendments thereto and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

December 21, 2005	/s/ Gregory H. Upham

Gregory H. Upham

Power of Attorney
     Know all men by these presents that C. Byron Snyder constitutes and appoints David A. Miller and Curt L. Warnock and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of Integrated Electrical Services, Inc. for the fiscal year ended September 30, 2005, and any amendments thereto and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

December 21, 2005	/s/ C. Byron Snyder

C. Byron Snyder
Power of Attorney
     Know all men by these presents that Donald L. Luke constitutes and appoints C. Byron Snyder, David A. Miller and Curt L. Warnock and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of Integrated Electrical Services, Inc. for the fiscal year ended September 30, 2005, and any amendments thereto and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

December 21, 2005	/s/ Donald L. Luke

Donald L. Luke